SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 16, 2001
                               (February 8, 2001)




                           INFORUM COMMUNICATIONS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)



      0-24687                                              84-1360029
 -------------------                            ------------------------------
(Commission File No.)                          (IRS Employer Identification No.)

                         600 S. Cherry Street, Suite 400
                             Denver, Colorado 80246
              ----------------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (303) 316-0400





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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) On February 8, 2001, Inforum Communications, Inc. (the "Company") dismissed Arthur Andersen, LLP as its independent accountants. The reports of Arthur Andersen, LLP on the financial statements for the fiscal years
December 31, 1999 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to the audit scope or accounting principle but each report did contain an explanatory paragraph relating to the Company's ability to continue as a going concern.

     The Registrant's Board of Directors approved the decision to change independent accountants.

     In connection with its audit for the most recent fiscal year and through September 30, 2000, there have been no disagreements with Arthur Andersen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

     The Registrant has requested that Arthur Andersen, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.

     (b) The Registrant engaged Gordon, Hughes and Banks, LLP as its new independent accountants as of February 8, 2001.







                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 16, 2001                     Inforum Communications, Inc.


                                          /s/ Jeffery A. Mathias
                                          --------------------------------------
                                          Jeffery A. Mathias
                                          President and Chief Executive Officer